UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

___________________________________________

Date of Report
February 26, 2003

Commission file number 333-42783

KINETIC CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Texas                                                74-1891727

(State of Incorporation)                            (I.R.S. Employer Identification No.)

8023 Vantage Drive
San Antonio, Texas 78230
Telephone Number: (210) 524-9000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5.  Other Events

Charles N. Martin resigned as a member of the Company's Board of Directors effective February 24, 2003. Mr. Martin, Chief Executive Officer of Vanguard Health Systems, had been a member of the Company's Board of Directors since 1998 and served on the Compensation Committee. Mr. Martin resigned due to demands on his time arising from his other personal interests and investments. Mr. Martin did not have a disagreement with the Company on any matter related to the Company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               KINETIC CONCEPTS, INC.
                                                                                               (REGISTRANT)

                                                                                              By:   /s/ Dennert O. Ware
                                                                                              Dennert O. Ware
                                                                                              President and Chief Executive Officer

Date: February 26, 2003